                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)      May 5, 2006
                                                      --------------------------

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           0-27290                                        11-3191686
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   (Commission File Number)                   (IRS Employer Identification No.)

         37-16 23rd Street
      Long Island City, New York                             11101
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         This information shall not be deemed "filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934, as amended (the  "Exchange  Act"),  or incorporated  by reference in any filing under the  Securities  Act of 1933,  as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

         On May 5,  2006,  KSW,  Inc.  issued  a press  release  announcing  its preliminary  first  quarter  financial  results  for  2006.  A copy of the press release is furnished as Exhibit 99.1 to this report and is  incorporated  herein by reference.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(d)              Exhibits.

99.1             Press Release dated May 5, 2006,  reporting  KSW's  preliminary first quarter financial results for 2006.

                                   SIGNATURES

           Pursuant to the requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KSW, INC.

                                          By:  /s/ Richard W. Lucas
                                             --------------------------------
                                          Name:  Richard W. Lucas
                                          Title: Chief Financial Officer

Date:  May 9, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.                                          DESCRIPTION

99.1                                Press Release, dated May 5, 2006.